SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2012

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 3, 2012, Hennessy Advisors, Inc. (“Hennessy Advisors”) issued a press release announcing, among other things, the quarterly financial results for the reporting period ended March 31, 2012. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 7.01 Regulation FD Disclosure

On May 3, 2012, Hennessy Advisors issued a press release announcing, among other things, that it had declared a cash dividend of $0.03125 per share on its common stock, payable June 8, 2012 to shareholders of record at the close of business on May 18, 2012.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press release issued May 3, 2012 by Hennessy Advisors, Inc. announcing quarterly financial results for the reporting period ended March 31, 2012 and declaration of cash dividend.

SIGNATURES

HENNESSY ADVISORS, INC.

May 3, 2012	By:	/s/ Neil J. Hennessy
Neil J. Hennessy President

EXHIBIT INDEX

Exhibit 99.1	Press release issued May 3, 2012 by Hennessy Advisors, Inc. announcing quarterly financial results for the reporting period ended March 31, 2012 and declaration of cash dividend.